SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report			February 5, 2002

Name of Registrant		HOLIDAY-GULF HOMES, INC.

State or Jurisdiction of
Incorporation or
organization			Minnesota

IRS EIN			41-0916277

Address			4804 Mile Stretch Drive, Holiday, Florida  34690

Registrant Telephone #	(727) 937-3293

Item 4.  Changes in Registrant's Certifying Accountant

	Required Disclosures (304(a))
1. The former accountant, Arnold and Company, declined to stand for reelection effective February 4, 2002.
2. The former accountant's reports covering the past two years were unqualified.
3. The change in accountants from Arnold and Company, P.A. to Purvis, Gray and Company, C.P.A.'s was approved by the Board of Directors on February 5, 2002.
4. No disagreements developed or existed between the former accountant and management during the two most recent fiscal years and subsequent interim periods.

Exhibit 1	New Accountant review of 304(a) disclosures
Exhibit 2	Former Accountant review of 304(a) disclosures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date		February 5, 2002
Registrant	Holiday-Gulf Homes, Inc.
Signature	_____________________
		Linda Emerick, C.E.O.

February 5, 2002
Securities and Exchange Commission
Dear Sirs,
We have reviewed Holiday-Gulf Homes, Inc. Form 8-K regarding the change of auditors. To the best of our knowledge, the information contained therein is accurate. Therefore, we have no new information to furnish.


Sheila Arnold, C.P.A.
Arnold and Company, P.A.






February 5, 2002
Securities and Exchange Commission
Dear Sirs,
We have reviewed Holiday-Gulf Homes, Inc. Form 8-K regarding the change of auditors. To the best of our knowledge, the information contained therein is accurate. Therefore, we have no new information to furnish.



S. Todd McMullen, C.P.A.
Audit Manager, Purvis, Gray and Company, C.P.A.'s